U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K/A

        AMMENDED CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 2, 2004


                       COMMISSION FILE NUMBER: 000-32141


                               Nutra Pharma Corp.
             ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



            California                                      91-2021600
--------------------------------------------         -------------------------
(State or jurisdiction of incorporation              (I.R.S. Employer I.D. No.)
 or organization)


        4001 NW 73rd Way
        Coral Springs, Florida                                33065
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    (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number: (954) 509-0911


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     (Former name or former address, if changed since last report)


Item 4.  Changes in Registrant's Certifying Accountant

On February 2, 2004, the Registrant was informed that its current independent accountant, Rogelio G. Castro, had resigned as the principal accountant to audit the Registrant's financial statements. The independent accountant's report on the financial statements for the Registrant over the past two years has not contained an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except for the fact that the accountant, in his report for the past two fiscal years has included an opinion that, due to the Registrant's lack of revenue producing assets and history of losses, there is doubt about the Registrant's ability to continue as a going concern.

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During the two most recent fiscal years and the interim period preceding the resignation, there have been no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with the reports.

On March 5, 2004, the Registrant received a letter from its former independent accountant, stating agreement with the statements made by the Registrant with respect to his resignation. The letter is filed as an exhibit to this amended report.


                                    SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2004

Nutra Pharma Corp.


/s/ Rik Deitsch
---------------------------
By: Rik Deitsch
Its: Chief Executive Officer
and Chief Financial Officer
                                                                           2

                                  CERTIFICATION

In connection with the current report of Nutra Pharma Corp. ("Company") on Form 8-K/A dated March 8, 2004, as filed with the Securities and Exchange Commission on the date hereof, Rik Deitsch certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

        1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. The information contained in the report fairly presents, in all material respects, the financial condition and results of the Company.



Dated: March 8, 2004                  /s/ Rik Deitsch
                                      --------------------------
                                    By:   Rik Deitsch
                                    Its:  Chief Executive Officer,
                                          and Chief Financial Officer


Exhibit 1.  Letter from Rogelio Castro, CPA to Securities and Exchange
Commission.


March 5, 2004

United States Securities and
Exchange Commission
Washington, D.C. 20549

Re: Nutra Pharma Corp.
    SEC File No. 000-32141

Dear Securities and Exchange Commission:

The undersigned is the former independent accountant for Nutra Pharma Corp. I have reviewed the Registrant's Current Report on Form 8K filed February 10, 2004, and agree with the statements made by the Registrant with respect to my resignation as principal accountant

Sincerely yours,


/s/ Rogelio Castro, CPA
------------------------
    Rogelio Castro, CPA

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